SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              --------------------



                        Date of Report (Date of earliest
                        event reported): February 1, 2001

                               CFP Holdings, Inc.
                                 CFP Group, Inc.
                           Custom Food Products, Inc.
                                    QFAC, LLC
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           (Exact name of registrants as specified in their charters)

           Delaware                                      95-4413619
           Delaware                                      95-4616486
          California                                     95-3760291
           Delaware                                      23-299998
-------------------------------                -------------------------------
 (State or other jurisdiction                   (IRS Employer Identification
        incorporation)                                      Nos.)

                                    333-23893
                                  333-23893-01
                                  333-23893-02
                                  333-23893-03
                        ---------------------------------
                            (Commission File Numbers)


    1117 West Olympic Blvd., Montebello, CA                          90640
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  (Address of principal executive offices)                        (Zip Code)


                                 (323) 727-0900
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                         (Registrants' telephone number
                              including area code)


                    5501 Tabor Road, Philadelphia, PA 19120
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         (Former name or former address, if changed since last report)

Item 3. Bankruptcy or Receivership.
        ---------------------------

     On February 1, 2001, CFP Holdings, Inc. ("CFP Holdings") and its wholly-owned subsidiary, Custom Food Products, Inc. ("CFP") filed a voluntary petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court of the Central District of California. Pursuant to the bankruptcy filing, CFP Holdings and CFP have remained in possession of their respective assets and properties, and their business and affairs will continue to be managed by the their respective directors and officers, subject in each case to the supervision of the Bankruptcy Court.


Item 5. Other Events.
        -------------

     On February 1, 2001, CFP Holdings issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein in its entirety by reference. The press release addresses the voluntary petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code filed by CFP Holdings and CFP and the receipt by CFP of a commitment for Debtor-In-Possession financing for approximately $18 million (subject to court approval) to continue day-to-day operations.

     On February 2, 2001, QFAC, LLC issued a press release, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein in its entirety by reference. The press release addresses the immediate layoff of approximately 324 employees.

Item 7. Exhibits.
        ---------

     99.1 Press release, dated February 1, 2001, issued by CFP Holdings, Inc.

     99.2 Press release, dated February 2, 2001, issued by QFAC, LLC.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                                     CFP HOLDINGS, INC.
                                                     CFP GROUP, INC.
                                                     CUSTOM FOOD PRODUCTS, INC.
                                                     QFAC, LLC


                                                     By  /s/ Eric W. Ek
                                                         -----------------------
                                                     Name:  Eric W. Ek
                                                     Title: President

Date: February 15, 2001

EXHIBIT INDEX


        Exhibit No.                              Description
        -----------                              -----------
           99.1 Press release, dated February 1, 2001, issued by CFP Holdings, Inc.

           99.2              Press release, dated February 2, 2001, issued by
                             QFAC, LLC